Fixed Income Investor Presentation Third Quarter 2021 November 2, 2021 SANTANDER HOLDINGS USA, INC.

2 DISCLAIMER This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Banco Santander International (“BSI”), Santander Investment Securities Inc. (“SIS”), Santander Securities LLC (“SSLLC”), Santander Financial Services, Inc. (“SFS”), and Santander Asset Management, LLC, as well as several other subsidiaries. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation, actions and/or policies of the Federal Reserve, the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau, and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, actions related to COVID- 19 as well as in the impact of changes in and interpretations of GAAP, including adoption of the Financial Accounting Standards Board’s current expected credit losses credit reserving framework, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (2) SHUSA’s ability to manage credit risk may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral, and changes in the credit quality of SHUSA’s customers and counterparties; (3) adverse economic conditions in the United States and worldwide, including the extent of recessionary conditions in the U.S. related to COVID-19 and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge- offs, and provisions for credit losses; (4) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate (“LIBOR”) as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) the adverse impact of COVID-19 on our business, financial condition, liquidity, reputation and results of operations; (6) natural or man-made disasters, including pandemics and other significant public health emergencies, outbreaks of hostilities or effects of climate change, and SHUSA’s ability to deal with disruptions and increased risks or costs caused by such disasters and emergencies; (7) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (9) risks SHUSA faces implementing its growth strategy, including SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (10) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to pay dividends to it; (11) reduction in SHUSA’s access to funding or increases in the cost of its funding, such as in connection with changes in credit ratings assigned to SHUSA or its subsidiaries, or a significant reduction in customer deposits; (12) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (13) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (14) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share and impact our net income adversely; (15) Santander Consumer USA Inc.’s (“SC’s”) agreement with FCA US LLC (“Stellantis”) may not result in currently anticipated levels of growth and is subject to certain conditions that could result in termination of the agreement; (16) changes in customer spending, investment or savings behavior; (17) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (18) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models and software SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (19) changing federal, state, and local laws and regulations that could materially adversely affect our business, including changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (20) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (21) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (22) acts of terrorism or domestic or foreign military conflicts; and (23) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s 2020 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

3 Europe: 61% USA: 10% Mexico: 3% South America : 14% Digital Consumer Bank: 12% Europe: 29% USA: 22% Mexico & Other: 7% South America : 30% Digital Consumer Bank: 12% SANTANDER GROUP The United States is a core market for Santander, contributing 22% to 9M 2021 underlying attributable profit, up from 9% in 9M 2020. 1 2 Loans and advances to customers excluding reverse repurchase agreements As a % of operating areas. Excluding corporate center and Santander global platform * Figures in IFRS 9M 2021 Loans & Advances to Customers1 Contribution to 9M 2021 underlying attributable profit2 Santander (SAN SM, STD US) is a leading retail and commercial bank headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas. €6.4B* Underlying Attributable Profit €942B* Total Gross Loans

SANTANDER HOLDINGS USA, INC.

SHUSA is the intermediate holding company ("IHC") for Santander US entities, SEC-registered **and issues under the ticker symbol "SANUSA"**

SHUSA Highlights

- 8 major locations
- $156B in assets
- 14,900 employees
- ~5M customers


SBNA
SIS
SC
BSI

SC operates in all 50 states
Company location

Santander

SHUSA[1]
100% Ownership

SBNA – Retail Bank 100% Ownership	SC – Auto Finance ~80% Ownership*	BSI – Private Banking 100% Ownership	SIS – Broker Dealer 100% Ownership
$97B Assets	$49B Assets	$8B Assets	$3B Assets

SBNA – Retail Bank

Products include:
- Commercial and **industrial ("C&I")**
- Multi-family
- Residential mortgage
- Auto and dealer floorplan financing

SC – Auto Finance

- Preferred auto finance provider to Stellantis
- Leading auto loan & lease originator & servicer
- #1 retail auto asset-**backed securities ("ABS")** issuer in 2021 in US
- Listed under the ticker symbol "SC" on the NYSE

BSI – Private Banking

- Private wealth management for HNW and UHNW clients

SIS – Broker Dealer

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

* As of September 30, 2021
1 Includes SSLLC, which offers personal investment & financial planning services to clients ($100M assets)

4

Santander

SANTANDER BANK

SBNA is a regional Northeast retail and commercial bank with a stable deposit base

SBNA Highlights

- 509 branches
- ~2,200 ATMs
  Includes 1,000 in CVS Pharmacy® locations.
- ~8,800 employees
- ~2 million customers



$97B Assets
Goodwill, 2%
Other Loans, 2%
Other Assets, 7%
Investments, 18%
Commercial Real Estate ("CRE"), 8%
Multi-family, 8%
Residential & Home Equity, 10%
C&I* and Other Commercial, 17%
Auto Loans, 11%
Cash, 17%

- Leverage auto finance capabilities and interconnectivity of Corporate and Investment Banking ("CIB") and wealth management businesses
- Execute digital, consumer lending, and branch transformation initiatives to improve customer experience and the profitability of the consumer banking business
- Improve customer value proposition through improved segmentation for Select and Private clients
- Leverage existing capabilities across the region to optimize processes, reduce expenses, and increase profitability

5

Santander

6 Digital Auto SANTANDER CONSUMER USA SC Highlights ~5,200 employees ~3M customers 2.2M loans/leases3 servicing centers SC is a large and established nationwide auto finance provider across the full credit spectrum with demonstrated success through credit cycles Indirect Auto and OEM* Relationships ► $65 billion in average managed assets (includes loans, leases and assets serviced for others) ► Preferred auto finance provider for Stellantis providing loans, leases, and dealer floorplan financing * Original equipment manufacturer

Q3 2021 HIGHLIGHTS

Strategy

- In Q3, SHUSA and SC entered into a definitive agreement under which SHUSA will acquire the remaining common stock in SC (~20%) that it does not yet own for $41.50/share.
- In Q3, SHUSA reached an agreement to acquire Amherst Pierpont Securities, (through its parent company, Pierpont Capital Holdings LLC), a market-leading independent fixed-income broker dealer, for a total consideration of approximately $450 million

Deposits & Originations

- Deposits of $79 billion, up 14% YoY
- Q3 auto originations of $7.8 billion ($1.8 billion in loans through SBNA); 27% penetration rate with Stellantis

Profitability

- SHUSA attributable profit of $707 million, driven by better credit performance and auto recoveries.
- PPNR[1] of $1.1 billion, down 10% YoY driven by normalization of the business in fees and auto recoveries, $50 million donation to the SC Foundation and gain on sale of BSPR[2] in Q3 2020

Balance Sheet & Liquidity

- In Q3, SC completed $6.2 billion of asset-backed securities ("ABS") and $0.3 billion of prime auto loan sales

Credit Performance

- Credit performance began to normalize in Q3, but still substantially better YoY
- SBNA Q3 net charge-off ratio of 0.2%, down 20 bps YoY
- SC Q3 net charge-off ratio of 2.0%, up 140 bps YoY; recovery rate of 74.4% down from 91.4% YoY

Reserves & Capital

- Allowance ratio of 7.5%, down 60 bps YoY
- Common equity Tier 1 ("CET1") ratio of 18.4%, up 80 bps versus Q2 2021

1 Pre-provision net revenue
2 Banco Santander Puerto Rico

7

Santander

8 ALLOWANCE FOR CREDIT LOSSES (“ACL”) Under the Federal Reserve’s December 2020 stress test (Severely Adverse Scenario): ►Q3 2021 ending ACL represents ~76% of stress test losses ►SHUSA’s stressed capital ratio of 14.4% ranked in the top quartile among participating banks ►PPNR of $7.2 billion (4.7% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments Lower loan balances and improving macroeconomic conditions led to lower reserves QoQ Allowance Ratios September 30, 2021 June 30, 2021 September 30, 2020 January 1, 2020 (Dollars in Millions) (Unaudited) (Unaudited) (Unaudited) (Estimated) Total loans held for investment (“LHFI”) $91,822 $93,131 $92,777 $92,705 Total ACL1 $6,851 $7,014 $7,548 ~$6,284 Total Allowance Ratio 7.5% 7.5% 8.1% ~6.8%

SHUSA QUARTERLY PROFITABILITY

YoY results impacted by the normalization of the business and SC Foundation donation in Q3 2021, along with SC tax consolidation benefit and gain on sale of BSPR in Q3 2020

NET INTEREST INCOME ($M)



$1,621
$1,613
$1,619
$1,532
$1,534
3Q20
4Q20
1Q21
2Q21
3Q21

PRE-PROVISION NET REVENUE ($M)



$1,228
$949
$1,256
$1,222
$1,104
3Q20
4Q20
1Q21
2Q21
3Q21

PRE-TAX INCOME ($M)



$822
$650
$1,180
$1,539
$1,084
3Q20
4Q20
1Q21
2Q21
3Q21

NET INCOME ATTRIBUTABLE TO SHUSA[1,2] ($M)



$773
$417
$386
$748
$959
$707
3Q20
4Q20
1Q21
2Q21
3Q21

Non-GAAP measure*, Q3 2020 excludes tax consolidation benefit from increased SC ownership and BSPR sale gains

1 Net income includes noncontrolling interest ("NCI").
2 See Appendix for the consolidating income statement.
* See Appendix for further details

9

Santander

10 5.3% 5.3% 5.3% 5.0% 4.8% 9.9% 10.3% 10.7% 11.3% 10.8% 2.6% 2.6% 2.5% 2.4% 2.4% 3Q20 4Q20 1Q21 2Q21 3Q21 -1.1% -1.1% -1.7% -2.0% -1.7% 1.9% 3.2% 3.4% 4.7% 4.7% 3Q20 4Q20 1Q21 2Q21 3Q21 Stable NIM as deposit pricing initiatives and hedges offset impact of divestitures SC SHUSA SBNA NIM Down 100bps Up 100bps INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements) 1 Divestures include sale of BSPR in Q3 20 and unsecured personal lending portfolio in Q1 21 1 NET INTEREST MARGIN & INTEREST RATE RISK SENSITIVITY

11 Money market, 22% Secured structured financings, 18% Noninterest- bearing demand, 15% Equity, 15% Other borrowings, 9% Interest-bearing demand, 8% Other Liabilities, 7% Savings, 4% CDs, 2% Auto Loans, 27% C&I, 15% Investments, 12% Cash, 12% Auto Leases , 10% Residential & Home Equity, 6% CRE, 5% Multi-family, 5% Other Assets, 5% Goodwill and Other Intangibles, 2% Other Consumer Loans, 1% BALANCE SHEET OVERVIEW 1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements 2 Operating leases 3 Certificates of deposit 4 Includes Federal Home Loan Bank borrowings and federal funds purchased and securities loaned or sold under repurchase agreements * See Appendix for the consolidated balance sheet $156B Assets $132B Liabilities $24B Equity 2 1 3 4

12 31 33 33.7 35 33 18 22 20 25 24 10 11 11.7 13 135 5 5.4 5 6 5 4 4 3 3$69 $75 $74 $81 $79 3Q20 4Q20 1Q21 2Q21 3Q21 Money Market NIB Deposits IB Deposits Savings CD 41 41 41 43 43 24 24 24 24 23 16 16 16 16 16 16 16 16 16 15 11 11 10 10 9 2 3 2 2 2 $110 $111 $109 $111 $108 3Q20 4Q20 1Q21 2Q21 3Q21 Auto C&I Leases CRE Res. Mtg Other LOANS1 & LEASES ($B) LIABILITIES & EQUITY ($B)ASSETS ($B) DEPOSITS ($B) Deposits of $79B, up 14% YoY; loans flat excluding sale of unsecured personal lending portfolio BALANCE SHEET TRENDS 1 Other assets includes securities purchased under repurchase agreements 2 Other liabilities includes securities sold under repurchase agreements * ** Non-interest-bearing deposits Interest-bearing deposits * ** 1 2 s 94 94 92 94 92 9 13 11 17 19 18 18 19 19 18 16 16 16 16 169 8 9 9 11 $146 $149 $147 $155 $156 3Q20 4Q20 1Q21 2Q21 3Q21 Gross Loans Short-Term Funds Investments Leases Other Assets 51 53 55 56 55 48 46 43 43 44 18 22 20 25 24 21 21 22 23 24 8 7 7 8 9 $146 $149 $147 $155 $156 3Q20 4Q20 1Q21 2Q21 3Q21 IB Deposits Borrowed Funds NIB Deposits Equity Other Liabilities

13 30.1 30.3 28.0 28.0 28.8 10.9 10.9 10.5 10.1 10.1 3.1 1.2 0.9 0.9 0.8 4.0 4.0 4.0 4.0 4.0 $48.1 $46.4 $43.4 $42.9 $43.7 3Q20 4Q20 1Q21 2Q21 3Q21 SC Holdco SBNA Santander BORROWED FUNDS PROFILE Total Funding ($ in billions) Total funding of $43.7 in Q3, down 9% YoY ►Reduction in FHLB advances YoY driven by significant deposit growth ►Third-party secured funding reduction YoY facilitated by increase in public securitizations 3Q21 2Q21 3Q20 QoQ (%) YoY (%) Senior Unsecured Debt 10.1 10.1 10.9 Flat (6.9) FHLB Advances 0.8 0.9 3.1 (11.8) (75.8) Third-Party Secured Funding 0.0 0.8 2.8 NM NM Amortizing Notes 4.2 5.1 8.5 (18.8) (50.9) Public Securitizations 24.6 22.0 18.8 11.8 31.1 Santander 4.0 4.0 4.0 Flat Flat Total SHUSA Funding 43.7 42.9 48.1 1.8 (9.1)

14 $1.2 3ML+110bps$0.7 3.70% $0.4 3.50% $1.1 4.50% $0.5 4.45% $1.0 3.40% $1.0 3.50% $1.0 3.45% $1.0 3.224% $1.0 4.40% $0.5 5.827% $0.8 2.875% $0.5 $0.7 $3.1 $1.8 $2.1 $1.0 $1.0 2021 2022 2023 2024 2025 2026 2027 Private placement Public issuance Internal TLAC SHUSA DEBT & TOTAL LOSS-ABSORBING CAPACITY Total Loss-Absorbing Capacity (“TLAC”) As of Q3 2021, SHUSA met the Federal Reserve’s TLAC and long-term debt (“LTD”) requirements1, with 25.0% TLAC, 6.6% eligible LTD1 and a CET1 ratio of 18.4%. 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets 2 Senior debt issuance, unless otherwise noted * 3-Month LIBOR Debt Maturity Schedule2 ($ In billions)

15 CAPITAL RATIOS CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO CET1 increase driven by improved credit performance, strong net income and asset sales 15.4% 15.9% 17.0% 17.6% 18.4% 3Q20 4Q20 1Q21 2Q21 3Q21 13.2% 13.8% 14.2% 14.8% 14.9% 3Q20 4Q20 1Q21 2Q21 3Q21 16.9% 17.4% 18.6% 19.3% 20.2% 3Q20 4Q20 1Q21 2Q21 3Q21 18.3% 18.8% 20.0% 20.7% 21.6% 3Q20 4Q20 1Q21 2Q21 3Q21

16 300.6% 248.8% 219.1% 184.2% 184.6% 3Q20 4Q20 1Q21 2Q21 3Q21 2.25% 2.22% 2.09% 1.93% 1.89% 3Q20 4Q20 1Q21 2Q21 3Q21 0.75% 0.89% 0.96% 1.05% 1.02% 3Q20 4Q20 1Q21 2Q21 3Q21 0.33% 0.48% 0.25% 0.22% 0.16% 3Q20 4Q20 1Q21 2Q21 3Q21 SBNA ASSET QUALITY Strong credit performance in Q3 due to substantial drop in net charge-offs. ALLL* coverage ratio remains relatively stable. ANNUALIZED NET CHARGE-OFF RATIO ALLL TO TOTAL LOANS RESERVE COVERAGE (ALLL/NPL) NONPERFORMING LOAN (“NPL”) RATIO * Allowance for loan and lease losses (“ALLL”)

17 Three Months Ended Originations ($ in Millions) Q3 2021 Q2 2021 Q3 2020 QoQ YoY Total Core Retail Auto 3,146$ 3,812$ 2,690$ (17%) 17% Chrysler Capital Loans (<640)1 1,162 1,597 1,353 (27%) (14%) Chrysler Capital Loans (≥640)1 1,687 3,021 2,482 (44%) (32%) Total Chrysler Capital Retail 2,849 4,618 3,835 (38%) (27%) Total Leases2 1,829 2,070 1,860 (12%) (2%) Total Auto Originations3 7,824$ 10,500$ 8,385$ (25%) (7%) SBNA Originations4 1,772$ 2,558$ 1,100$ (31%) 61% % Variance SC AUTO ORIGINATIONS 1 Approximate FICO scores 2 Includes nominal capital lease originations 3 4 Includes SBNA retail originations of $1.5 billion and lease originations of $249 million for the current period SBNA originations remain off SC’s balance sheet in the service for others portfolio Q3 auto originations of $7.8 billion, down 7% YoY Penetration rate of 27% with Stellantis, down 600 bps due to lower exclusive incentives YoY 17

18 50.1% 45.7% 91.4% 64.2% 69.1% 114.9% 74.4% 7.7% 6.0% 0.6% 3.5% 3.0% -1.0% 2.0% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 15.5% 11.1% 6.8% 9.9% 9.7% 6.6% 7.7% 4.6% 2.4% 2.4% 3.1% 2.2% 2.4% 3.3% 8.3% 4.3% 5.0% 6.0% 4.4% 5.5% 6.8% SC DELINQUENCY AND LOSS SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Delinquency Ratios: 30-59 Days Delinquent, Retail Installment Contracts (“RICs”), Held For Investment (“HFI”) Delinquency Ratios: >59 Days Delinquent, RICs, HFI Gross Charge-off Rates 1 Recovery Rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI Late stage delinquencies increased 90 bps YoY Gross charge-off rate increased 90 bps YoY SC’s Q3 recovery rate of 74% remains elevated due to low gross losses and continued strength in wholesale auction prices Net charge-off rate increased 140 bps YoY Early stage delinquencies increased 180 bps YoY Delinquencies and charge-offs remain low and are beginning to normalize

19 Santander1 A2 SHUSA Baa3 SBNA2 Baa1 Santander1 A SHUSA BBB+ SBNA A- RATING AGENCIES Stable outlook (June 7, 2021) SHUSA and SBNA ratings impacted by the overall ratings of Santander SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (June 24, 2021) 1 2 Senior preferred rating SBNA long-term issuer rating

APPENDIX

21 CONSOLIDATING INCOME STATEMENT 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation. 2 3 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. SHUSA net income includes NCI. For the three-month period ended September 30, 2021 ($ in Millions) SBNA SC Other (1) IHC Entities (2) SHUSA Interest income 528$ 1,236$ 7$ 25$ 1,796$ Interest expense (20) (219) (21) (2) (262) Net interest income 508$ 1,017$ (14)$ 23$ 1,534$ Fees & other income/(expense) 145 824 (23)$ 122 1,068 Other non-interest income - - - - - Net revenue/(loss) 653$ 1,841$ (37)$ 145$ 2,602$ General, administrative and other expenses (517) (827) (38) (116) (1,498) Credit loss (expense) / benefit 22 (42) - - (20) Income/(loss) before taxes 158$ 972$ (75)$ 29$ 1,084$ Income tax (expense)/benefit (46) (209) 34 (6) (227) Net income/(loss) 112 763 (41) 23 857 Less: Net income attributable to NCI (3) - 150 - - 150 Net income attributable to SHUSA 112 613 (41) 23 707

CONSOLIDATING BALANCE SHEET

($ in Millions, unaudited)	September 30, 2021				
Assets	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Cash and cash equivalents	$ 16,856	$ 2,106	$ (2,035)	$ 1,679	$ 18,606
Federal funds sold and securities purchased	1,589	$ -	$ -	$ -	$ 1,589
Investments available-for-sale at fair value	11,186	91	-	100	11,377
Investments held-to-maturity	5,882	102	-	610	6,594
Other investment securities[3]	802	3	(1)	503	1,307
LHFI	53,444	33,183	(36)	5,231	91,822
Less ALLL	(1,014)	(5,700)	1	(2)	(6,715)
Total Loans HFI, net	$ 52,430	$ 27,483	$ (35)	$ 5,229	$ 85,107
Goodwill	1,554	74	968	-	2,596
Other assets	6,796	19,215	$ (672)	3,346	28,685
Total assets	$ 97,095	$ 49,074	$ (1,775)	$ 11,467	$ 155,861

Liabilities and Stockholder's Equity	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Federal funds purchased and securities loaned or sold	1,587	-	-	-	1,587
Deposits	$ 79,055	$ -	$ (5,902)	$ 6,307	$ 79,460
Borrowings and other debt obligations	1,750	38,433	3,511	33	43,727
Other liabilities	2,569	2,708	(1,172)	3,077	7,182
Total liabilities	$ 84,961	$ 41,141	$ (3,563)	$ 9,417	$ 131,956
Stockholder's equity, including NCI	12,134	7,933	1,788	2,050	23,905
Total liabilities and stockholder's equity	$ 97,095	$ 49,074	$ (1,775)	$ 11,467	$ 155,861

22

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

Santander

23 SHUSA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 3Q20 4Q20 1Q21 2Q21 3Q21 Interest income 1,991$ 1,951$ 1,925$ 1,815$ 1,796$ Interest expense (370) (338) (306) (283) (262) Net interest income 1,621$ 1,613$ 1,619$ 1,532$ 1,534$ Fees & other income 1,175 962 1,175 1,177 1,068 Other net interest income - - 10 5 - Net revenue 2,796$ 2,575$ 2,804$ 2,714$ 2,602$ General, administrative, and other expenses (1,568) (1,626) (1,548) (1,492) (1,498) Credit loss (expense) / benefit (406) (299) (76) 317 (20) Income before taxes 822$ 650$ 1,180$ 1,539$ 1,084$ Income tax (expense)/benefit 53 (162) (287) (372) (227) Net income 875 488 893 1,167 857 Less: Net income attributable to NCI 102 102 145 208 150 Net income attributable to SHUSA 773 386 748 959 707 3Q20 4Q20 1Q21 2Q21 3Q21 NIM 5.3% 5.3% 5.3% 5.0% 4.8%

24 SHUSA: NON-GAAP RECONCILIATIONS ($ in Millions) 3Q20 4Q20 1Q21 2Q21 3Q21 SHUSA pre-tax pre-provision income Pre-tax income, as reported 822$ 650$ 1,180$ 1,539$ 1,084$ (Release of)/provision for credit losses 406 299 76 (317) 20 Pre-tax pre-provision Income 1,228 949 1,256 1,222 1,104 CET1 to risk-weighted assets CET1 capital 17,921$ 18,368$ 19,020 19,895 20,573 Risk-weighted assets 116,060 115,206 111,868 113,295 112,068 Ratio 15.4% 15.9% 17.0% 17.6% 18.4% Tier 1 leverage Tier 1 capital 19,570$ 20,048$ 20,809 21,868 22,631 Avg total assets, leverage capital purposes 148,387 145,623 146,589 148,072 152,058 Ratio 13.2% 13.8% 14.2% 14.8% 14.9% Tier 1 risk-based Tier 1 capital 19,570$ 20,048$ 20,809$ 21,868$ 22,631$ Risk-weighted assets 116,060 115,206 111,868 113,295 112,068 Ratio 16.9% 17.4% 18.6% 19.3% 20.2% Total risk-based Risk-based capital 21,190$ 21,659$ 22,370$ 23,446$ 24,192$ Risk-weighted assets 116,060 115,206 111,868 113,295 112,068 Ratio 18.3% 18.8% 20.0% 20.7% 21.6%

25 SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX INCOME ($M) NET INCOME/(LOSS) ($M) PRE-PROVISION NET REVENUE ($M) $515 506 500 504 508 2.65% 2.58% 2.51% 2.44% 2.36% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $100 $200 $300 $400 $500 $600 3Q20 4Q20 1Q21 2Q21 3Q21 $149 $86 $134 $144 $136 3Q20 4Q20 1Q21 2Q21 3Q21 $81 $40 $194 $197 $158 3Q20 4Q20 1Q21 2Q21 3Q21 $48 $14 $157 $180 $112 3Q20 4Q20 1Q21 2Q21 3Q21

26 SBNA: QUARTERLY TRENDED STATEMENT OF OPERATIONS ($ in Millions) 3Q20 4Q20 1Q21 2Q21 3Q21 Interest income 572$ 549$ 532$ 528$ 528$ Interest expense (57) (43) (32) (24) (20) NII 515$ 506$ 500$ 504$ 508$ Fees & other income 151 145 135 145 145 Other non-interest income - - 10 6 - Net revenue 666$ 651$ 645$ 655$ 653$ General, administrative & other expenses (517) (565) (511) (511) (517) Credit loss (expense) / benefit (68) (46) 60 53 22 Income before taxes 81$ 40$ 194$ 197$ 158$ Income tax expense (33) (26) (37) (17) (46) Net income/(loss) 48$ 14$ 157$ 180$ 112$ 3Q20 4Q20 1Q21 2Q21 3Q21 NIM 2.6% 2.6% 2.5% 2.4% 2.4% OPS

27 SBNA: QUARTERLY AVERAGE BALANCE SHEET Average Yield/ Average Yield/ Average Yield/ Average Yield/ ($ in Millions) Balance Rate Balance Rate Balance Rate Balance Rate Assets Deposits and investments 30,257$ 0.77% 27,546$ 0.75% 2,711$ 0.02% 21,570$ 1.17% Loans 53,915 3.45% 54,995 3.47% (1,080) (0.02%) 56,367 3.61% ALL (1,067) --- (1,130) --- 63 --- (1,229) --- Other assets 8,611 --- 8,499 --- 112 --- 9,253 --- Total assets 91,716$ 2.25% 89,910$ 2.35% 1,806$ (0.10%) 85,961$ 2.66% Liabilities and stockholder's equity IB demand deposits 12,255$ 0.05% 11,734$ 0.05% 521$ 0.00% 10,103$ 0.07% NIB demand deposits 19,472 --- 18,606 --- 866 --- 16,014 --- Savings 5,498 0.04% 5,425 0.04% 73 0.00% 4,556 0.05% Money market 35,783 0.14% 34,946 0.16% 837 (0.02%) 31,563 0.39% CDs 2,381 0.61% 2,726 0.83% (345) (0.22%) 4,761 1.45% Borrowed funds 1,751 0.53% 2,063 0.46% (312) 0.07% 4,015 0.67% Other liabilities 2,350 --- 2,317 --- 33 --- 2,888 --- Equity 12,226 --- 12,093 --- 133 --- 12,061 --- Total liabilities and stockholder's equity 91,716$ 0.09% 89,910$ 0.11% 1,806$ (0.02%) 85,961$ 0.26% NIM 2.36% 2.44% (0.08%) 2.65% 3Q21 2Q21 QoQ Change 3Q20

28 $59.4 $62.0 $64.5 $67.4 $69.5 0.22% 0.17% 0.12% 0.10% 0.08% -0.70% -0.20% 0.30% 0.80% 1.30% 1.80% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 3Q20 4Q20 1Q21 2Q21 3Q21 Non-Maturity Deposit Balances Avg. Interest Cost $64.4 $65.9 $67.8 $70.1 $71.9 0.31% 0.24% 0.17% 0.12% 0.10% -0.30% 0.20% 0.70% 1.20% 1.70% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 3Q20 4Q20 1Q21 2Q21 3Q21 Total Deposits Avg. Interest Cost SBNA: FUNDING – DEPOSITS 1 2 Represents average quarterly balances. SBNA total deposits less the SHUSA cash deposit held at SBNA. AVERAGE NON-MATURITY DEPOSIT BALANCES1,2 ($B) AVERAGE TOTAL DEPOSIT BALANCE1,2 ($B)

29 5.16% 6.00% 6.79% 8.33% 8.24% 3Q20 4Q20 1Q21 2Q21 3Q21 414 493 526 580 549 3Q20 4Q20 1Q21 2Q21 3Q21 2,822 3,343 3,737 3,697 3,557 5.1% 6.1% 6.8% 6.7% 6.6% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 3Q20 4Q20 1Q21 2Q21 3Q21 Criticized Balances Criticized Ratio 0.50% 0.67% 0.39% 0.38% 0.36% 3Q20 4Q20 1Q21 2Q21 3Q21 NPLs SBNA: ASSET QUALITY 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 days past due (“DPD”) plus accruing loans 90+ DPD 3 See appendix for non-GAAP measurement reconciliation of Texas Ratio DELINQUENCY2 TEXAS RATIO3 CRITICIZED BALANCES1

30 $6.1 $6.0 $6.2 $6.4 $6.0 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 3Q20 4Q20 1Q21 2Q21 3Q21 $8.2 $7.9 $7.7 $7.5 $7.2 0.8% 1.2% 1.3% 2.0% 2.3% 0.0% 0.1% 0.1% 0.2% 0.2% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 3Q20 4Q20 1Q21 2Q21 3Q21 $7.2 $6.9 $6.4 $6.1 $5.9 0.8% 1.1% 1.5% 2.0% 1.7% (-0.2%) 0.0% 0.0% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 3Q20 4Q20 1Q21 2Q21 3Q21 $4.2 $4.0 $3.9 $3.7 $3.62.1% 2.1% 2.2% 2.5% 2.5% (0.1%) (0.1%) 0.0% 0.0% -0.1% (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $3.0 $3.2 $3.4 $3.6 $3.8 $4.0 $4.2 $4.4 3Q20 4Q20 1Q21 2Q21 3Q21 SBNA: ASSET QUALITY (CONTINUED) 1 * CRE is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included.in separate graph) Dollars in billions MORTGAGES CRE1 SANTANDER REAL ESTATE CAPITAL (“SREC”) HOME EQUITY Outstandings* NPLs to Total Loans Net Charge-Offs

31 $6.5 $6.4 $6.3 $6.5 $6.4 0.1% 0.1% 0.1% 0.1% 0.1% 0.3% 0.1% 0.2% 0.0% 0.0% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 3Q20 4Q20 1Q21 2Q21 3Q21 $14.1 $14.4 $14.0 $13.1 $12.2 0.9% 1.1% 1.3% 1.2% 1.1% 0.7% 0.8% 0.6% 0.6% 0.6% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 3Q20 4Q20 1Q21 2Q21 3Q21 $7.9 $8.5 $9.4 $10.6 $10.8 0.6% 0.6% 0.5% 0.4% 0.4% 0.9% 0.8% 0.6% 0.4% 0.2% (-3.0%) (-2.0%) (-1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 3Q20 4Q20 1Q21 2Q21 3Q21 $1.1 $1.1 $1.2 $1.3 $1.7 1.5% 1.2% 1.0% 0.9% 0.7% 5.4% 5.3% 4.6% 3.6% 2.7% (-3.0%) (-1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% - $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 3Q20 4Q20 1Q21 2Q21 3Q21 SBNA: ASSET QUALITY (CONTINUED) 1 2 3 * Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. Other Consumer = Direct Consumer, Indirect Consumer, Recreation Vehicle (“RV”)/Marine, Credit Cards, SFC, & Retail run-off Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 Dollars in billions COMMERCIAL BANKING1 OTHER CONSUMER2 INDIRECT AUTO3 CIB Outstandings* NPLs to Total Loans Net Charge-Offs

SBNA: CAPITAL RATIOS

CET1


15.4%
15.7%
16.1%
16.2%
16.6%
3Q20
4Q20
1Q21
2Q21
3Q21

TIER 1 LEVERAGE RATIO


12.1%
12.1%
12.1%
12.0%
11.7%
3Q20
4Q20
1Q21
2Q21
3Q21

TIER 1 RISK-BASED CAPITAL RATIO


15.4%
15.7%
16.1%
16.2%
16.6%
3Q20
4Q20
1Q21
2Q21
3Q21

TOTAL RISK-BASED CAPITAL RATIO


16.6%
16.9%
17.4%
17.4%
17.7%
3Q20
4Q20
1Q21
2Q21
3Q21

32

33 SC AUTO MONTHLY ORIGINATIONS 1 Approximate FICO scores $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -6% -6% 41% 106% 27% 11% -15% -5% -21% '19 v '21 YoY -12% -18% 24% 23% -3% 5% -24% -24% -19% $0 $100 $200 $300 $400 $500 $600 $700 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY -8% -12% 47% 258%127% 29% 2% -1% -6% '19 v '21 YoY 5% 2% 20% -3% -17% -33% -24% -21% -7% $0 $200 $400 $600 $800 $1,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 5% 3% 52% 174% 58% 44% 16% 25% 11% '19 v '21 YoY 1% -11% 26% 54% 44% 77% 25% 18% 25% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec '20 v '21 YoY 9% 68% 126% 2% -17% -32% -45% -39% -12% '19 v '21 YoY 33% 104%228%128% 48% -1% -32% -35% 8% Core Retail Auto ($ in Millions) Chrysler Lease ($ in Millions) Chrysler Capital Loans, <6401 ($ in Millions) Chrysler Capital Loans, ≥6401 ($ in Millions) 2019 2020 2021

34 2019 2020 2021 SC AUTO LOSS & RECOVERY RATIOS (ANNUALIZED) Gross Charge-off Ratio (%) Recovery Rates (% of Gross Loss) Net Charge-off Ratio (%) 0.0 5.0 10.0 15.0 20.0 25.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 22.3 19.1 17.0 16.1 16.1 15.8 17.9 18.4 18.5 18.3 17.1 16.1 2020 (%) 17.2 15.6 13.7 12.9 12.6 8.1 6.7 5.5 7.9 9.5 9.5 10.7 2021 (%) 10.3 9.4 9.4 7.4 6.3 6.0 7.3 7.8 8.1 0.0 25.0 50.0 75.0 100.0 125.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 49.0 54.6 66.1 62.5 62.4 56.0 55.2 59.2 53.2 52.9 57.5 46.2 2020 (%) 46.0 53.0 52.1 32.1 49.1 62.1 81.7 126.1 76.4 78.2 60.5 54.8 2021 (%) 58.9 63.1 86.8 110.8 127.0 107.1 78.0 77.2 68.6 (3.0) 0.0 3.0 6.0 9.0 12.0 15.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 (%) 11.3 8.7 5.8 6.1 6.1 7.0 8.0 7.5 8.6 8.6 7.3 8.7 2020 (%) 9.3 7.3 6.6 8.7 6.4 3.1 1.2 -1.4 1.9 2.1 3.7 4.8 2021 (%) 4.2 3.5 1.2 -0.8 -1.7 -0.4 1.6 1.8 2.6

35 SBNA: NON-GAAP RECONCILIATIONS ($ in Millions) 3Q20 4Q20 1Q21 2Q21 3Q21 SBNA pre-tax pre-provision income Pre-tax income, as reported 81$ 40$ 194$ 197$ 158$ (Release of)/provision for credit losses 68 46 (60) (53) (22) Pre-tax pre-provision income 149 86 134 144 136 CET1 to risk-weighted assets CET1 capital 10,219$ 10,267$ 10,394$ 10,567$ 10,659$ Risk-weighted assets 66,507 65,520 64,521 65,047 64,367 Ratio 15.4% 15.7% 16.1% 16.2% 16.6% Tier 1 leverage Tier 1 capital 10,219$ 10,267$ 10,394$ 10,567$ 10,659$ Avg total assets, leverage capital purposes 84,264 84,620 85,690 88,377 91,332 Ratio 12.1% 12.1% 12.1% 12.0% 11.7% Tier 1 risk-based Tier 1 capital 10,219$ 10,267$ 10,394$ 10,567$ 10,659$ Risk-weighted assets 66,507 65,520 64,521 65,047 64,367 Ratio 15.4% 15.7% 16.1% 16.2% 16.6% Total risk-based Risk-based capital 11,050$ 11,085$ 11,199$ 11,344$ 11,403$ Risk-weighted assets 66,507 65,520 64,521 65,047 64,367 Ratio 16.6% 16.9% 17.4% 17.4% 17.7%

36 SBNA: NON-GAAP RECONCILIATIONS (cont.) SBNA Texas Ratio ($ in Millions) 3Q20 4Q20 1Q21 2Q21 3Q21 Total equity 12,307$ 12,280$ 12,222$ 12,383$ 12,435$ Goodwill and other intangibles (1,789) (1,787) (1,784) (1,784) (1,789) Allowance for loan losses 1,244 1,226 1,153 1,069 1,014 Total equity and loss allowances for Texas Ratio 11,762$ 11,719$ 11,591$ 11,668$ 11,660$ Nonperforming assets 424$ 502$ 537$ 586$ 553$ 90+ DPD accruing 5 3 3 2 2 Accruing troubled debt restructurings 178 198 247 384 406 Total nonperforming assets 607$ 703$ 787$ 972$ 961$ Texas ratio 5.2% 6.0% 6.8% 8.3% 8.2%

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